UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2022

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on March 31, 2022, PAVmed Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with an accredited institutional investor (the “Investor”), for the sale of up to $50,000,000 in initial principal amount of Senior Secured Convertible Notes (the “Notes”), in a registered direct offering (the “Offering”), for a purchase price equal to $1,000 for each $1,100 in principal amount of Notes. The Company consummated an initial closing for the sale of $27,500,000 in principal amount of Notes on April 4, 2022. Under the SPA, subject to certain conditions being met or waived, from time to time before March 31, 2024, one or more additional closings for up to the remaining principal amount of Notes may occur.

In accordance with the SPA, on September 8, 2022, the Company consummated a second closing for the sale of an additional $11,250,000 in principal amount of Notes. The Company will not pay any selling commission in connection with the sale of the Notes, although it will pay a financial advisory fee equal to 1.8% of the gross proceeds from the sale of the Notes to an independent financial advisor. The Company expects the net proceeds from the sale of the Notes will be approximately $10.0 million, after the original issue discount and the deduction of estimated aggregate offering expenses payable by the Company. The Company intends to use the net proceeds for working capital and general corporate purposes. The Notes, along with the Offering, the SPA and the security agreement pursuant to which the Notes are secured (the “Security Agreement”), including the payment terms, events of default, dividend restrictions and minimum available cash requirements under the Notes, are more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 4, 2022, and such description is incorporated herein by reference.

In connection with the sale of the additional Notes, the Company entered into an amendment and waiver (the “Amendment and Waiver”) with the Investor, amending certain provisions of the SPA and waiving certain provisions of the SPA and the Notes. The SPA was amended to, among other things, (a) permit the sale of up to $5,000,000 in shares of the Company’s common stock in an “at the market” transaction with a registered broker-dealer, and (b) revise the form of additional Note so that (i) the Equity Condition (as defined in the Note) relating to the market price of the Company’s common stock will be met if the VWAP of the common stock is not less than the $1.00 threshold on any of the five trading days prior to the date of determination, and is not less than the same threshold on more than four trading days during the 20 trading days prior to the date of determination, and (ii) the Equity Condition relating to the trading volume of the Company’s common stock will be met if the aggregate daily dollar trading volume (as reported on Bloomberg) is not less than the $2,000,000 threshold on any of the five trading days prior to the date of determination, and is not less than the same threshold for more than four trading days during the 20 trading days prior to the date of determination. The Investor also waived such Equity Conditions in the outstanding Notes, so that the corresponding Equity Conditions in the outstanding Notes will be met as long as these Equity Conditions in the additional Notes are met. In addition, the Investor waived, through and including March 5, 2023, the covenant requiring that the ratio of (a) the outstanding principal amount of the Notes (including the additional Notes), accrued and unpaid interest thereon and accrued and unpaid late charges to (b) the Company’s average market capitalization over the prior ten trading days, not exceed 30%, provided that during such period such ratio does not exceed 50% and the Company’s market capitalization is at no time less than $75 million.

The Offering is being made pursuant to the Company’s existing shelf registration statement on Form S-3 (Registration No. 333-261814), which was filed with the SEC on December 21, 2021 and declared effective by the SEC on January 7, 2022. A prospectus supplement relating to the Offering, together with the accompanying base prospectus included in the registration statement, were filed with the SEC on April 4, 2022.

Additional Information

The form of SPA, Note, Security Agreement and Amendment and Waiver are included as exhibits to this report. The descriptions of the SPA, Note, Security Agreement and Amendment and Waiver included and/or incorporated by reference in this report do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are incorporated by reference in this report.

The form of SPA, Note, Security Agreement and Amendment and Waiver have been included and/or incorporated by reference to provide investors and security holders with information regarding their terms. The documents are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the SPA, Note, Security Agreement and Amendment and Waiver were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, may in some cases be made solely for the allocation of risk between the parties and may be subject to limitations agreed upon by the contracting parties.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1*	Form of Senior Secured Convertible Note (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on April 4, 2022).

10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on April 4, 2022).

10.2*	Form of Security Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on April 4, 2022).

10.3*	Form of Amendment and Waiver.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedule and exhibits to this exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2022

PAVMED INC.

By:	/s/ Dennis M. McGrath
Dennis M. McGrath
President and Chief Financial Officer